Specimen Common Stock Certificate

                                   [SPECIMEN]

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

     CUSIP  NO.

     NUMBER     SHARES
     ------     ------


                         National Rehab Properties, Inc.

                          40,000,000 SHARES AUTHORIZED
                                PAR VALUE: $.001

THIS  CERTIFIES  THAT

IS  THE  RECORD  HOLDER  OF

                         NATIONAL REHAB PROPERTIES, INC

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR AND

REGISTERED  BY  THE  REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:

------------------     [CORPORATE     ---------------
     Secretary     SEAL]     President

 Countersigned  &  Registered:     CJB  TRANSFER  SERVICES,
     460  Inverness  Dr.  So.
     Ste  200
     Englewood,  CO  80112
     303-486-5873

     By  ___________________________
     Authorized  Signature

 NOTICE:     Signature  must  be  guaranteed  by  a  firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank) or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:



TEN  COM  -  as  tenants  in  common                      UNIF  GIFT  MIN  ACT -
Custodian

(Cust)        (Minor)
TEN  ENT  -  as  tenants by the entireties                                 under
Uniform  Gifts  to  Minors

JT  TEN  -  as  joint tenants with right of                                Act
           survivorship  and  not  as  tenants
(State)
           in  common

         Additional abbreviations may also be used though not in the above list.


     For  Value  Received,  __________,  hereby  sell,  assign and transfer unto

PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER
  IDENTIFYING  NUMBER  OF  ASSIGNEE






   (Please  print  or typewrite name and address including zip code of assignee)

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ________________________


     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR
     ANY  CHANGE  WHATEVER